SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2013

WOLVERINE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35034	27-39390161
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

5710 Eastman Avenue, Midland, Michigan	48640
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (989) 631-4280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2013, Jeffery M. Southcott resigned from his position of Executive Vice President of Wolverine Bancorp, Inc. (the “Company”) and of Wolverine Bank, the Company’s wholly owned subsidiiary.

Item 9.01.                                Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.Not Applicable.

(b)	Pro Forma Financial Information.Not Applicable.

(c)	Shell Company Transactions.Not Applicable.

(d)	Exhibits.Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WOLVERINE BANCORP, INC.
DATE: December 13, 2013	By:	/s/ Rick A. Rosinski
Rick A. Rosinski Chief Operating Officer